UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  August 4, 2011

N-VIRO INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. – Submission of Matter to a Vote of Security Holders

On August 4, 2011, N-Viro International Corporation (the “Company”) held its Annual Stockholders meeting.  The matters on which the stockholders voted, in person or by proxy, were:

Proposal #1, the election of four Class I directors to the board of directors;

Proposal #2, the ratification of UHY, LLP as our independent outside auditors for the fiscal year ending December 31, 2011.

Election of Board of Directors:

Director	Votes For	Votes Against	Votes Abstain	Approved / Not Approved
Mark Hagans	2,143,886	148,706	25,400	A
Carl Richard	2,155,860	137,257	24,875	A
Joseph Scheib	2,272,279	20,363	25,350	A
Joan Wills	2,283,766	8,901	25,325	A

Proposal #2:	Votes For	Votes Against	Votes Abstain	Approved / Not Approved
UHY, LLP	4,379,389	3,006	31,924	A

On August 10, 2011, N-Viro International Corporation issued a press release regarding the Annual Meeting of Stockholders.  The release has been attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                      Description

99.1	Press Release dated August 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:               August 11, 2011                                           By:              /s/  James K. McHugh
           James K. McHugh
           Chief Financial Officer